 Exhibit 99.1

FUEL TECH

Positioned for Growth, Focused on Execution

H.C. Wainwright 28th Annual Global Investment Conference

September 14th, 2026



Safe Harbor

FUEL TECH

This presentation contains "forward-looking statements" as defined in Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect Fuel Tech's current expectations regarding future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. Fuel Tech has tried to identify forward-looking statements by using words such as "anticipate," "believe," "plan," "expect," "estimate," "intend," "will," and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to Fuel Tech and are subject to various risks, uncertainties, and other factors, including, but not limited to, contracts being awarded to competitors offering different or lower-priced technologies, projects being suspended, delayed or cancelled and other risks discussed in Fuel Tech's Annual Report on Form 10-K in Item 1A under the caption "Risk Factors," and subsequent filings under the Securities Exchange Act of 1934, as amended, which could cause Fuel Tech's actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Fuel Tech undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those detailed in Fuel Tech's filings with the Securities and Exchange Commission.

Proven Industry Leader Appointed President & CEO
(Effective August 10, 2026)



Ramesh Nuggihalli
President & Chief Executive Officer

30+ years of global experience leading industrial companies across the power, industrial, water, and environmental sectors:

CECO ENVIRONMENTAL · tyco · AMETEK · GE · xylem · PENTAIR · B&W BABCOCK & WILCOX

Expertise in commercial and operational excellence, corporate strategy, M&A, and general management, with a proven record of profitable growth and long-term value creation.

"I am honored to join Fuel Tech at what is truly an inflection point in the Company's history… I look forward to working with our global team to accelerate growth, strengthen client partnerships, and deliver measurable impact to all stakeholders."

Company Overview

FUEL TECH

Developing technologies that help control air pollution, support the generation of cleaner energy, and promote the efficiency of water and wastewater treatment processes.

40+
years of innovation

2,100+
systems installed worldwide

37
countries with systems installed

25%
of employees holding advanced degrees

THREE DISTINCT OPERATING PLATFORMS

- Air Pollution Control
- Chemical Technologies
- Water Technologies

STRONG FINANCIAL PROFILE

Expect Total Revenues in 2026 to Exceed 2025

~$30 MM *
Cash & Investments

$0 Long-term Debt *

~$20 MM **
APC Backlog – Highest since 2018

*as of June 30, 2026
**proforma as of September 11, 2026, reflecting $5.4 MM APC contracts awarded in Q3 2026

Investment Thesis

Proprietary **portfolio of environmental technologies** that deliver measurable customer ROI.

Embedded **supply chain relationships** provide access to specialized capabilities, drive high customer satisfaction, and create a dependable channel for scalable capacity.

Strong financial position provides flexibility to **drive organic growth and pursue value-enhancing M&A**

Leadership transition in August 2026 with a **strong mandate for growth**.

Operating in large, growing end markets supported by rising energy demand from **AI infrastructure, increasing** environmental standards, and the need for **process optimization** and **plant efficiency**.

Improving **revenue momentum**, **increasing backlog**, and growing pipeline of AI-driven project opportunities.

Our History

Four decades of innovation in air pollution control, chemical technologies and water treatment solutions. Powered by a talented team and a consultative approach that delivers meaningful value for customers, employees and shareholders.

1980s – Fuel Tech is incorporated and acquires its core SNCR patents

1993 – Shares begin trading publicly on NASDAQ

2000s – Opening of Fuel Tech Srl and APC SCR expertise acquired

2014 – PECO-FGC IP acquisition for APC

2020s – DGI saturator patent granted and Wahlco IP acquisition for APC

Today – Driving innovation and global growth

Emissions control solutions installed in 37 countries with offices in the U.S. & Europe

Strong channel partnership to serve our global customers

*A portfolio of **32 granted and active patents***



Capitalizing on Growing Segments



Power, Oil & Gas

Improving process efficiency and reducing air emissions



Water & Wastewater

Providing advanced aeration and pH control with dissolved gas technology

Core Industrial

Controlling NOx emissions and treating wastewater



Chemical & Petrochemical

Supporting critical processes with advanced emissions control solutions



Air Pollution Control (APC) Segment

Up to 90% emissions reduction across APC (NO_x, SO_3, and $PM_{2.5}$) solutions portfolio

- State-of-the-art proprietary technologies that are focused on multi-pollutant control
- Typical customers: fossil fuel-fired utilities and industrial boilers

Pursuing $125 - $150+ MM in total long-term APC project pipeline

- $15 MM in announced bookings year to date with a current backlog of $20 MM
- Approximately 60% of the pipeline is data center related project activity
- Targeting $5 - $7 MM in incremental project bookings by the end of the year excluding data center activity

Focused on SCR, SNCR, and ULTRA opportunities

- Continued opportunities driven by industrial expansion globally and state-specific regulatory requirements in the U.S.
- Team is mapping out potential adjacent markets for our emission controls/solutions

The Rise of Data Centers

Global Power Demand Estimated to Rise 165% by 2030

Data center locations grew from 418 to 5,381 (2018 - 2024)[1]

Data center power demand is surging to cater to **increased processing demands** associated with:

I. Large language models (LLMs)
II. Digital currencies
III. Cloud hyperscalers

Global energy demand rising, fueled by growth in emerging markets (Africa, South Asia, India) and new demand sources like U.S. and EU data centers [2]

U.S. data center power demand could **grow by a factor of 7** by 2035 *

(*) McKinsey & Company, July 2025

Data center power demand could grow sevenfold by 2035.


US data center IT load demand scenarios, gigawatts
350
300
250
200
150
100
50
0
2025
2030
2035
7×
Accelerated momentum Gen AI adoption grows beyond current expectations; industry avoids supply chain shortages
Continued momentum Gen AI growth continues without severe bottlenecks in the medium to long term
Build-out-constrained growth Adoption rate constrained (eg, by supply, regulation, and data privacy concerns)

Source: Data Center Demand Model

McKinsey & Company

(1) https://www.eesi.org/articles/view/data-center-energy-needs-are-upending-power-grids-and-threatening-the-climate
(2) https://www.mckinsey.com/industries/energy-and-materials/our-insights/global-energy-perspective

Emissions Compliance is Crucial

Fuel Tech's Solutions Can Play a Critical Role in Reducing Data Center Emissions

56% of all electricity used by data centers came from fossil-fueled power plants compared to 24% from renewable sources and 20% from nuclear. [1]

- Our SCR solution targets NO_x emissions from gas turbines and engines, with **>90% reduction** guaranteed. NO_x contributes to ozone, reducing air quality
- **Ability to quickly scale** with minimal cap-ex due to asset-light business model
- Current outstanding bids are for unit ranges of 1-50, reflecting staged approach to build-out

  Revenue per unit of **$1 - $5 MM**, depending on specifications and gas turbine size



SCR Reactor Catalyst
Reagent Injectors
Flow
Mixer

(1 https://www.iea.org/reports/energy-and-ai/energy-supply-for-ai

SCR Drivers for Data Centers

Key factors affecting the need for SCR technology

Site Location
Is the site in an Attainment or a Non-attainment area for ozone?
- NOx is a contributor to ozone which is regulated under NAAQS.
- **More stringent NOx requirements** in Non-Attainment areas.

Operation
Is the data center power a primary or backup power source?
What are the expected operating hours per year?
- Primary power sources and backup power that is expected to run extensively, will be **more likely to require SCR**.

Baseline NOx
Some combustion turbines **can be equipped with combustion controls** to enable a lower baseline NOx emissions level.

Are post combustion NOx controls required?
- Ultimately, the site permit will define the required level of emissions control.



Fuel Tech Data Center SCR System with UDI ™ Urea Direct Injection

Chemical Technologies

Boiler Efficiency Improvements that Drive Operational, Financial, & Environmental Benefits

- **Program using proprietary formulation** of magnesium hydroxide to **improve the efficiency** of heat transfer in a combustion environment
- Reduces slag and increases boiler efficiency and capacity factor – **extend the planned retirement**
- Support **fuel flexibility** allowing customer to utilize more economical lower grade fuel
- Offers **operational, financial and environmental benefits** to owners of boilers, furnaces and other combustion units
- 24/7/365 **operational availability**; annuity model with 10+ year average customer tenure



UNITED STATES

Primarily to support cost reduction efforts of coal-fired utility power plants by allowing the use of lower cost fuel to remain competitive



MEXICO

Focus on units burning high sulfur fuel oil



EUROPE

Focus on biomass and MSW units



SOUTHEAST ASIA

RECOVERY CHEM® via licensee Amazon Papyrus for pulp & paper; coal–fired plants

Boiler Before TIFI®



Boiler After TIFI®



Water Technologies
Dissolved Gas Infusion

FUEL TECH

Precise delivery of dissolved oxygen, carbon dioxide or other gases for a wide range of applications across industries

- Fastest kinetic reactions independent of basin depth & solids loading
- **Effective, flexible, low capital cost** solution for temporary, seasonal or permanent needs
- **Patented infusion vessel** and patent pending injectors ensure effective zoned dissolved gas delivery
- Automatic process control ensures **concise, consistent** process accuracy
- **Safer alternative** to using stronger acids to balance pH level

APPLICATIONS INCLUDE:


Water & Wastewater


Food & Beverage


Aquaculture


Chemical & Petrochemical

Pressurize → **Infuse** → **Inject**

Pressurize: A slipstream of process water is pressurized to maximize achievable dissolved oxygen.

Infuse: 95+% saturation with dissolved oxygen is achieved.

Inject: The gas-laden slipstream is returned to the process basin through patent-pending injectors for optimal distribution.

OTHER APPLICATIONS

- Agriculture
- Odor control
- pH control
- Pulp & paper
- Recarbonization

Strategic Focus for Profitable Growth

FUEL TECH

Strengthen the Core

- **Deepen relationships** with existing customers and OEMs
- Monetize and expand the **installed base**. Broaden OEM and channel partnerships
- Improve **pipeline visibility**, qualification and conversion
- Convert pilots and technology demonstrations into **commercial projects**
- Continue **innovation** around differentiated environmental technologies

Accelerate Profitable Growth

- Focus resources on **highest-potential** markets and opportunities
- Expand short-cycle and **recurring revenue** opportunities
- Selectively pursue attractive adjacencies
- **Deploy balance sheet for targeted M&A**
- Expand selectively in attractive **adjacent and international** markets

Drive Operational Excellence

- Strengthen **project execution and delivery discipline**
- Balance customization with **greater standardization**
- Expand partnership for **outsourced engineering and manufacturing capabilities**
- Leverage AI, automation and digital tools to **improve productivity**
- Build a more scalable and **resilient supply chain**

Deploy Capital Strategically

- Maintain **disciplined capital allocation** for organic initiatives
- Deploy balance sheet for **targeted, accretive M&A**
- Pursue strategic partnerships where they **accelerate growth**
- Evaluate opportunities against clear strategic goals
- **Drive sustainable earnings and shareholder value**

Leadership Team



Ramesh Nuggihalli

President & Chief Executive Officer



Ellen Albrecht

Vice President, Chief Financial Officer & Treasurer



William Cummings

Senior Vice President, Sales



Bradley Johnson

Vice President, General Counsel & Secretary



Kevin Dougherty

Vice President, Business Development & Marketing



Bill Decker

Vice President, Water & Wastewater Treatment Technologies



Charlie Mitchell

Vice President, Worldwide Engineering

In Closing…

- Actively pursuing a **project pipeline of $125 - $150 MM** with significant near-term booking opportunities
  - AI infrastructure build-out to continue increasing opportunities for APC
- Continuing to **strengthen our core business** and deploy capital efficiently for both **organic and M&A growth**
- Current **pro forma backlog of $20 MM** is the **highest level since 2018** and is expected to grow by year end
- Improve board governance through the newly appointed independent chairperson
- Formulating **long-term growth strategy**, mapping **adjacent market growth**, and actively **seeking M&A targets**

Appendix

Fuel Tech, Inc. Financials



FUEL TECH

Financial Overview

FUEL TECH

Statement of Operations Summary ($ in thousands)	Q2 2026	Q2 2025	1H 2026	1H 2025
Total revenues	$6,485	$5,558	$12,565	$11,940
Gross profit	$2,675	$2,529	$5,324	$5,488
Selling, general and administrative expenses	$3,594	$3,347	$7,310	$6,688
Operating loss	$(1,565)	$(1,308)	$(3,161)	$(2,260)
Net loss	$(1,230)	$(689)	$(2,585)	$(1,428)
Adjusted EBITDA (loss)	$(1,248)	$(948)	$(2,587)	$(1,683)

Balance Sheet Summary ($ in thousands)	June 30, 2026	December 31, 2025
Total Cash & Equivalents and Investments	$29,585	$31,872
Current Assets	$25,026	$31,944
Total Assets	$43,194	$47,179
Total Liabilities	$5,827	$7,247
Stockholders' Equity	$37,367	$39,932

Financial Highlights ($ in MMs, except book value per share)

FUEL TECH

REVENUES


$5.6
$6.5
$11.9
$12.6
Q2 2025
Q2 2026
1H 2025
1H 2026

GROSS MARGIN


46%
41%
46%
42%
Q2 2025
Q2 2026
1H 2025
1H 2026

SG&A


$3.3
$3.6
$6.7
$7.3
Q2 2025
Q2 2026
1H 2025
1H 2026

CASH / EQUIVALENTS / INVESTMENTS


$29.6
$31.9
$29.6
12/31/2024
12/31/2025
6/30/2026

BOOK VALUE PER SHARE


$1.37
$1.29
$1.20
12/31/2024
12/31/2025
6/30/2026

BACKLOG


~$20*
$6.2
$7.0
$14.3
12/31/2024
12/31/2025
6/30/2026

*proforma as of September 11, 2026, reflecting $5.4 MM APC contracts awarded in Q3 2026

Contact Information

Devin Sullivan
Managing Director
devin.sullivan@theequitygroup.com

Conor Rodriguez
Associate
conor.rodriguez@theequitygroup.com

